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                                                                 EXHIBIT 10.16.3

                             FIRST AMENDMENT TO THE
                                    WARRANT
                                       OF
                           WHEELS SPORTS GROUP, INC.



         This FIRST AMENDMENT TO THE WARRANT OF WHEELS SPORTS GROUP, INC., dated as of April 14, 1998 (the "First Amendment") is made by Wheels Sports Group, Inc., a North Carolina corporation (the "Company"), in favor of Indosuez CM II, Inc. (the "Holder").

         WHEREAS, the Company issued a Warrant dated December 31, 1997 (the "Warrant") to the Holder, entitling the Holder to purchase 509,358 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company at an exercise price of $3.50 per share;

         WHEREAS, in accordance with Section 6.2 of the Warrant, the Warrant and any provision thereof may be amended, modified or waived by an instrument in writing signed by the Company and the Requisite Holders (as defined therein).

         NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   SECTION I
                              AMENDMENT TO WARRANT

         The second paragraph of the Warrant is hereby deleted in its entirety and replaced with the following:

         "The Warrants granted to the Holder hereunder shall become exercisable on December 31, 1997."


                                   SECTION II
                       PROVISIONS OF GENERAL APPLICATION

         2.1 Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions to the Warrant remain unaltered. The Warrant and this First Amendment shall be read and construed as one agreement.

         2.2 If any of the terms of this First Amendment shall conflict in any respect with any of the terms of the Warrant, the terms of this First Amendment shall be controlling.
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         IN WITNESS WHEREOF, Wheels Sports Group, Inc. has caused this First
Amendment to be executed in its corporate name by one of its officers thereunto duly authorized, as of the day and year first above written.

                                    WHEELS SPORTS GROUP, INC.



                                    By:   /s/ Victor H. Shaffer
                                       ---------------------------------------
                                       Name:  Victor H. Shaffer
                                       Title:  Interim Chief Executive Officer


Agreed to and Accepted:

INDOSUEZ CM II, INC.


By:   /s/ Michael Arougheti
   --------------------------------
   Name:  Michael Arougheti
   Title:  Vice President




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